UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2015

Sanomedics International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54167	27-3320809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Brickell Avenue, Suite 415, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (305) 433-7814 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

On January 30, 2015, the Audit Committee of the Board of Directors of Sanomedics International Holdings, Inc. (the “Registrant” or "Company"), notified Mallah Furman & Company, P.A. ("Mallah") that it was dismissing Mallah as its independent registered public accounting firm effective immediately.

Neither the report of Mallah dated April 15, 2014 on the financial statements of the Registrant for the year ended December 31, 2013 nor the report of Mallah dated April 16, 2013 on the financial statements of the Registrant for the year ended December 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each such report was qualified as to our ability to continue as a going concern.

During the years ended December 31, 2013 and 2012 and through January 30, 2015, there have been no:

(i)

disagreements with Mallah on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mallah, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or

(ii)	“reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Mallah with a copy of this Form 8-K, and has requested that Mallah furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated January 30, 2015, indicating that Mallah is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On January 30, 2015, the Audit Committee of the Board of Directors of the Registrant engaged Marcum LLP (“Marcum”) as the Registrant's independent registered public accountant effective immediately. During the Registrant's two most recent fiscal years and the subsequent interim period through January 29, 2015, (1) neither we nor anyone on our behalf consulted Marcum (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Marcum did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

Item 9.01 Exhibits

(d) Exhibits

Exhibit 16.1	Letter dated January 30, 2015 from Mallah Furman & Company, P.A.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanomedics International Holdings, Inc.

Date: February 5, 2015	By:	/s/ David C. Langle
David C. Langle, Chief Financial Officer